UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2006

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On October 12, 2006, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm of SeaChange International, Inc. (the “Company”). The dismissal of PricewaterhouseCoopers LLP was approved by the Company’s Audit Committee.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements as of and for the fiscal years ended January 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended January 31, 2005 and 2006 and through October 12, 2006 there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company’s fiscal years ended January 31, 2005 and 2006 and through October 12, 2006 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosures to PricewaterhouseCoopers LLP and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 16, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective as of October 17, 2006, the Company’s Audit Committee engaged Grant Thornton LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending January 31, 2007. The decision to engage Grant Thornton LLP as the Company’s independent registered public accounting firm was the result of a competitive selection process.

Prior to the engagement of Grant Thornton LLP, neither the Company nor anyone on behalf of the Company consulted with Grant Thornton LLP during the Company’s fiscal years ended January 31, 2005 and 2006 and through October 17, 2006, in any manner regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following Exhibit is furnished as part of this report:

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated October 16, 2006, to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: October 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated October 16, 2006, to the Securities and Exchange Commission